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                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the reference to our Firm under the caption "Experts" and to the use of our report on the consolidated financial statements of PubliCARD, Inc. dated March 20, 2000, incorporated by reference in the Registration Statement on Form S-3 and the related Prospectus of PubliCARD, Inc. dated March 31, 2000.


                                                /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 30, 2000